SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:

                       November 16, 2001

                       Bioenvision, Inc.
       (Exact Name of Registrant as Specified in Charter)


       Delaware                 0-24875           11-3375915
(State of Incorporation)(Commission File No.)   (IRS Employer
                                              Identification No.)

                           Suite 1600
                     One Rockefeller Plaza
                      New York, New York 10020
      (Address of principal executive offices) (Zip Code)

                         (212) 445-6582
                (Registrant's telephone number)



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Item 5.        Other Events and Regulation FD Disclosure

As previously announced, in November 2001 the Company agreed to take a senior, secured credit facility (the "Facility") from SCO
Capital Partners LLC   ("SCO") pursuant to which SCO shall
provide the Company one or more loans (each, a "Tranche") in the aggregate principal amount of up to $1,000,000 dollars, subject to satisfaction of certain terms and conditions as provided in the senior secured grid note made by the Company on November 16,
2001 in favor of SCO (the "Note").   The Facility matures in
November 2002, at which time all principal and accrued but unpaid interest is due and payable.

The initial Tranche of $250,000 was received by the Company on November 26, 2001. The next Tranche of $250,000 is scheduled to
become available in January 2002.   The Company covenanted to use
the proceeds of each Tranche solely for purposes agreed upon by the Company and SCO.

In connection with the Facility, the Company issued to SCO five
(5) year warrants to purchase 1,500,000 shares of the Company's common stock at $1.25 per share, subject to antidilution adjustments. The Company also issued to SCO to purchase an additional 1,500,000 shares of the Company's common stock at $1.25 per share, subject to antidilution adjustments, which shall be exercisable by SCO only if the previously-announced proposed acquisition by the Company of Pathagon, Inc. is not consummated within ninety (90) days from the date of execution of the Note and the related agreements. Those additional warrants will expire on February 16, 2007. Also, as previously announced, the Company engaged SCO Securities LLC as its financial advisor and consultant, and issued to SCO Securities LLC five (5) year warrants to purchase 100,000 shares of the Company's common stock at $1.25 per share, subject to antidilution adjustments. All of the warrant holders will have a demand registration right and certain piggyback registration rights. SCO is a significant shareholder in Pathagon, Inc.

The foregoing is a summary of the terms and conditions of the Note and the other agreements entered into in connection with the Facility. The complete terms and conditions of those agreements are set forth in the agreements, which are filed as exhibits to this Report.


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Item 7. Financial Statements and Exhibits.

     (c)  Exhibit 4.1    Form of Warrant Agreement for Common
                         Stock of Bioenvision, Inc. issued to SCO
                         Capital Partners LLC, dated November 16,
                         2001.

          Exhibit 4.2    Form of Warrant Agreement for Common
                         Stock of Bioenvision, Inc. issued to SCO
                         Capital Partners LLC, dated November 16,
                         2001.

          Exhibit 4.3_   Form of Warrant Agreement for Common
                         Stock of Bioenvision, Inc. issued to SCO
                         Securities LLC, dated November 16, 2001.

          Exhibit 10.1   Commitment Letter dated November 16,
                         2001 by SCO Capital Partners LLC to
                         Bioenvision, Inc.

          Exhibit 10.2   Senior Secured Grid Note dated November
                         16, 2001 by Bioenvision, Inc. to SCO
                         Capital Partners LLC.

          Exhibit 10.3   Security Agreement dated as of November
                         16, 2001 by Bioenvision, Inc. and SCO
                         Capital Partners LLC..

          Exhibit 10.4_  Engagement Letter dated November 16,
                         2001.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 27, 2001
                         BIOENVISION, INC.


                         By:  /s/ Christopher B. Wood, M.D.
                         Christopher B. Wood, M.D.
                         Chief Executive Officer